Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Basis of Presentation and Summary of Significant Acconting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (“GAAP”).

Summary of Significant Accounting Policies

Principles of Consolidation. The Company's consolidation policy requires the consolidation of entities where a controlling financial interest is held, as well as consolidation of variable interest entities (“VIEs”) in which the Company is determined to have a controlling financial interest in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810 “Consolidations.” Investments in 20% to 50% owned affiliates, which are not required to be consolidated, are accounted for under the equity method and presented in other assets in the consolidated balance sheets. Equity in earnings from these investments is presented separately in the consolidated statements of earnings, net of tax. Intercompany accounts are eliminated.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities and reported amounts of revenues and expenses in the consolidated statements of earnings. Considerable judgment is often involved in making these determinations; the use of different assumptions could result in significantly different results. Management believes its assumptions and estimates are reasonable and appropriate. However, actual results could differ from those estimates.

Foreign Currency. The financial statements of foreign subsidiaries are translated to U.S. dollars at end-of-period exchange rates for assets and liabilities and at an average exchange rate for each period for revenues and expenses. Translation adjustments for those subsidiaries whose local currency is their functional currency are recorded as a component of accumulated other comprehensive earnings (losses) in stockholders' equity. Transaction gains and losses arising from fluctuations in foreign currency exchange rates on transactions denominated in currencies other than the functional currency are recognized in earnings as incurred, except for those transactions which hedge purchase commitments and for those intercompany balances which are designated as being of a long-term investment nature.

Revenue Recognition. Sales are recognized in accordance with ASC 605, “Revenue Recognition,” which requires that sales be recognized when there is persuasive evidence of a sales agreement, the delivery of goods has occurred, the sales price is fixed or determinable and collection of related billings is reasonably assured. Sales are recorded upon shipment of product to customers and transfer of title and risk of loss under standard commercial terms (typically F.O.B. shipping point). In those limited instances where other terms are negotiated and agreed, revenue is recorded when title and risk of loss are transferred to the customer.

Earnings per Share. Basic earnings per share are calculated by dividing net earnings by the weighted average shares outstanding during the period. Diluted earnings per share reflect the weighted average impact of all potentially dilutive securities from the date of issuance, including stock options, restricted stock units (“RSUs”) and stock-settled stock appreciation rights (“SSARs”). Further, if the inclusion of shares potentially issuable for the Company's 3.50% exchangeable senior unsecured notes (see Note 12) is more dilutive than the inclusion of the interest expense for those exchangeable notes, the Company utilizes the “if-converted” method to calculate diluted earnings per share. Under the if-converted method, the Company adjusts net earnings to add back interest expense and amortization of the discount recognized on the exchangeable notes and includes the number of shares potentially issuable related to the exchangeable notes in the weighted average shares outstanding.

If the average market price of the Company's common stock exceeds the exercise price of stock options outstanding or the fair value on the date of grant of the SSARs, the treasury stock method is used to determine the incremental number of shares to be included in the diluted earnings per share computation.

Net earnings attributable to TRW and the weighted average shares outstanding used in calculating basic and diluted earnings per share were:

	Years Ended December 31,
	2012	2011	2010

	(In millions, except per share amounts)
Net earnings attributable to TRW	$1,008	$1,157	$834
Interest expense on exchangeable notes, net of tax	4	8	9
Amortization of discount on exchangeable notes, net of tax	4	8	9
Net earnings attributable to TRW for purposes of calculating diluted earnings per share	$1,016	$1,173	$852

Basic:
Weighted average shares outstanding	122.4	123.5	119.8
Basic earnings per share	$8.24	$9.37	$6.96

Diluted:
Weighted average shares outstanding	122.4	123.5	119.8
Effect of dilutive stock options, RSUs and SSARs	1.4	2.0	2.7
Shares applicable to exchangeable notes	5.9	7.5	8.8
Diluted weighted average shares outstanding	129.7	133.0	131.3
Diluted earnings per share	$7.83	$8.82	$6.49

For the years ended December 31, 2012, 2011 and 2010, the number of securities excluded from the calculation of diluted earnings per share because the inclusion of such securities in the calculation would have been anti-dilutive was approximately 2.1 million, one million, and de minimis, respectively.

Cash and Cash Equivalents. Cash and cash equivalents include all highly liquid investments with remaining maturity dates of three months or less at time of purchase.

Accounts Receivable. Receivables are stated at amounts estimated by management to be the net realizable value. An allowance for doubtful accounts is recorded when it is probable amounts will not be collected based on specific identification of customer circumstances or age of the receivable. The allowance for doubtful accounts was $30 million and $38 million as of December 31, 2012 and 2011, respectively. Accounts receivable are written off when it becomes apparent such amounts will not be collected. Collateral is not typically required, nor is interest charged on accounts receivable balances.

Inventories. Inventories are stated at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method. Cost includes the cost of materials, direct labor, in-bound freight and the applicable share of manufacturing overhead.

Property, Plant and Equipment. Property, plant and equipment are stated at cost less accumulated depreciation. Generally, estimated useful lives are as follows:

Estimated
Useful Lives
Buildings	30 to 40 years
Machinery and equipment	5 to 10 years
Computers and capitalized software	3 to 5 years

Depreciation is computed over the assets' estimated useful lives, using the straight-line method for the majority of depreciable assets. Amortization expense for assets held under capital leases is included in depreciation expense.

Product Tooling. Product tooling is tooling that is limited to the manufacture of a specific part or parts of the same basic design. Product tooling includes dies, patterns, molds and jigs. Customer-owned tooling for which reimbursement was contractually guaranteed by the customer is classified in other assets on the consolidated balance sheets. When contractually guaranteed charges are approved for billing to the customer, such charges are reclassified into accounts receivable. Customer-owned tooling for which the Company has a non-cancellable right to use the tooling is classified in other assets on the consolidated balance sheets. Tooling owned by the Company is capitalized as property, plant and equipment, and amortized as cost of sales over its estimated economic life, not to exceed five years.

Pre-production Costs. Pre-production engineering and research and development costs for which the customer does not contractually guarantee reimbursement are expensed as incurred.

Goodwill and Other Intangible Assets. The Company performs either a qualitative or quantitative assessment of goodwill for impairment on an annual basis. Goodwill impairment testing is performed at the reporting unit level. The qualitative assessment considers several factors at the reporting unit level including the excess of fair value over carrying value as of the last quantitative impairment test, the length of time since the last fair value measurement, the current carrying value, market and industry metrics, actual performance compared to forecasted performance, and our current outlook on the business. If the qualitative assessment indicates it is more likely than not that goodwill is impaired, the reporting unit is quantitatively tested for impairment. To quantitatively test goodwill for impairment, the fair value of each reporting unit is determined and compared to the carrying value. If the carrying value exceeds the fair value, then impairment may exist and further evaluation is required.

Other indefinite-lived intangible assets are subject to impairment analysis annually or more frequently if an event occurs or circumstances indicate the carrying amount may be impaired. Indefinite-lived intangible assets are tested for impairment by comparing the fair value to the carrying value. If the carrying value exceeds the fair value, the asset is adjusted to fair value. Other definite-lived intangible assets are amortized over their estimated useful lives, and tested for impairment in accordance with the methodology discussed in “Asset Impairment Losses.”

Asset Impairment Losses. Asset impairment losses are recorded on long-lived assets and definite-lived intangible assets when events and circumstances indicate that such assets may be impaired and the projected undiscounted net cash flows to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, the assets are adjusted to their fair values. Fair value is determined using appraisals or discounted cash flow calculations.

Environmental Costs. Costs related to environmental assessments and remediation efforts at current operating facilities, previously owned or operated facilities, and U.S. Environmental Protection Agency Superfund or other waste site locations are accrued when it is probable that a liability has been incurred and the amount of that liability can be reasonably estimated. Estimated costs are recorded at undiscounted amounts, based on experience and assessments, and are regularly evaluated. The liabilities are recorded in other current liabilities and long-term liabilities in the consolidated balance sheets.

Debt Issuance Costs. The costs related to the issuance of long-term debt are deferred and amortized into interest expense over the life of each respective debt issuance. Deferred amounts associated with debt extinguished prior to maturity are expensed upon extinguishment as a loss on retirement of debt.

Warranties. Product warranty liabilities are recorded based upon management estimates including such factors as the written agreement with the customer, the length of the warranty period, the historical performance of the product and likely changes in performance of newer products and the mix and volume of products sold. Product warranty liabilities are reviewed on a regular basis and adjusted to reflect actual experience.

The following table presents the movement in the product warranty liability for the periods indicated:

	Years Ended December 31,
	2012	2011

	(Dollars in millions)
Beginning balance	$130	$124
Current period accruals, net of changes in estimates	55	52
Used for purposes intended	(44)	(42)
Effects of foreign currency translation	(1)	(4)
Ending balance	$140	$130

Product Recall. The Company or its customers may decide to recall a product through a formal campaign soliciting the return of specific products due to a known or suspected safety or performance concern.  Recall costs typically include the cost of the product being replaced, customer cost of the recall and labor to remove and replace the defective part.

Recall costs are recorded based on management estimates developed utilizing actuarially established loss projections based on historical claims data. Based on this actuarial estimation methodology, the Company accrues for expected but unannounced recalls when revenues are recognized upon the shipment of product. In addition, as recalls are announced, the Company reviews the actuarial estimation methodology and makes the appropriate adjustments to the accrual, if necessary.

Research and Development. Research and development programs include research and development for commercial products. Costs for such programs are expensed as incurred. Any reimbursements received from customers are netted against such expenses. Research and development expenses were $164 million, $155 million, and $132 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Shipping and Handling. Shipping costs include payments to third-party shippers to move products to customers. Handling costs include costs from the point the products were removed from finished goods inventory to when provided to the shipper. Shipping and handling costs are expensed as incurred as cost of sales.

Income Taxes. Income taxes are accounted for in accordance with ASC 740, “Income Taxes,” under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized to reduce the deferred tax assets to the amount management believes is more likely than not to be realized.

Financial Instruments. The Company follows ASC 815, “Derivatives and Hedging,” in accounting for financial instruments. Under ASC 815, the gain or loss on derivative instruments that have been designated and qualify as hedges of the exposure to changes in the fair value of an asset or a liability, as well as the offsetting gain or loss on the hedged item, are recognized in net earnings during the period of the change in fair values. For derivative instruments that have been designated and qualify as hedges of the exposure to variability in expected future cash flows, the gain or loss on the derivative is initially reported as a component of other comprehensive earnings and reclassified to the consolidated statements of earnings when the underlying hedged transaction affects net earnings. Any gain or loss on the derivative in excess of the cumulative change in the present value of future cash flows of the hedged item is recognized in net earnings during the period of change. Derivatives not designated as hedges are adjusted to fair value through net earnings.

Share-based Compensation. The Company recognizes compensation expense related to time-vested stock options, stock-settled stock appreciation rights and restricted stock units subject to graded vesting using the straight-line method over the applicable service period, in accordance with ASC 718, “Compensation—Stock Compensation.”

Share-based awards that are settled in cash are subject to liability accounting. Accordingly, the fair value for such awards are calculated on a quarterly basis based generally on a lattice model and the liability is adjusted, and expense is recognized, based on changes to the fair value and the percentage of time vested.

Accumulated Other Comprehensive Earnings (Losses). The components of accumulated other comprehensive earnings (losses), net of related tax, (excluding noncontrolling interest) are as follows:

	As of December 31,
	2012	2011

	(Dollars in millions)
Foreign currency translation, net	$83	$16
Retirement obligations, net	(559)	(299)
Unrealized net earnings (losses) on cash flow hedges, net	10	(48)
Accumulated other comprehensive earnings (losses)	$(466)	$(331)

Recently Adopted Accounting Pronouncements. In July 2012, the FASB issued Accounting Standards Update (“ASU”) No. 2012-2, “Testing Indefinite – Lived Intangible Assets for Impairment,” which amends ASC 350 – “Intangibles – Goodwill and Other.” This ASU provides companies the option to first perform a qualitative assessment to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired. If a company concludes that this is the case, it must perform a quantitative assessment. Otherwise, a company is not required to perform a quantitative assessment. This ASU is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company adopted ASU 2012-2 in the fourth quarter of 2012 with no impact on the Company's consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” and in January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” Both ASUs amend ASC 210 – “Balance Sheet.” The amendments require enhanced disclosures that are intended to enable users of financial statements to evaluate the effect or potential effect of netting arrangements on an entity's financial position. These ASUs are effective, on a retrospective basis, for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. The Company adopted these ASUs during the first quarter of 2013. The adoption of these ASUs had no impact on the Company's financial statements other than disclosures (see Note 11).

Recently Issued Accounting Pronouncements. There were no accounting pronouncements issued during 2012 that had, or are expected to have, a material impact on our business, results of operations or financial condition.